                                                                   EXHIBIT 10.10


                                 GAMESTOP CORP.

                               SECURITY AGREEMENT

         SECURITY AGREEMENT (this "AGREEMENT") dated as of _____________, 2002 by GAMESTOP CORP., a Delaware corporation, as debtor (the "BORROWER"), in favor of FLEET NATIONAL BANK, as secured party and as administrative agent for itself and each other Bank (as defined below) (together with its successors and assigns, the "ADMINISTRATIVE AGENT") under the terms of that certain Revolving Credit Agreement dated as of ______________, 2002 (as it may be amended from time to time, the "LOAN AGREEMENT") by and among the Borrower, the lending institutions that are party thereto (collectively, the "BANKS"), and the Administrative Agent.

         WHEREAS, the Borrower has requested that the Banks enter into the Loan Agreement with the Borrower, and to make Loans to the Borrower and issue Letters of Credit on the Borrower's behalf, upon the terms and subject to the conditions set forth therein;

         WHEREAS, it is a condition precedent to the Banks' agreement to enter into the Loan Agreement and extend credit to the Borrower thereunder that the Borrower execute and deliver this Agreement and grant the security interest herein provided;

         NOW, THEREFORE, in order to induce the Banks to enter into the Loan Agreement and extend credit to the Borrower thereunder, and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.  DEFINITIONS.

         1.01 Generally. Capitalized terms used but not defined herein or in any certificate, report or other document delivered pursuant hereto shall have the meanings ascribed to such terms in the Loan Agreement. Except as otherwise defined herein, terms defined in the NY UCC (as defined below) and used herein shall have the meanings ascribed to such terms in the NY UCC; provided, however, that if a term is defined in Article 9 of the NY UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9.

         1.02 Terms Defined in this Agreement. For purposes of this Agreement, the following terms have the meanings set forth below:

         "ADMINISTRATIVE AGENT" shall have the meaning set forth in the Preamble.

         "AGREEMENT" shall have the meaning set forth in the Preamble.

         "BANKS" shall have the meaning set forth in the Preamble.

                                      -1-
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         "BLUE SKY LAWS" shall have the meaning set forth in Section 9.02(c).

         "CHANGE" shall have the meaning set forth in Section 8.02.

         "COLLATERAL" shall have the meaning set forth in Article 2.

         "BORROWER" shall have the meaning set forth in the Preamble.

         "INDEMNIFIED PARTY" shall have the meaning set forth in Article 12.

         "LOAN AGREEMENT" shall have the meaning set forth in the Preamble.

         "NY UCC" means the Uniform Commercial Code in effect in the State of New York, as it may be amended from time to time, provided, that if by reason of mandatory provisions of law, perfection, or the effect of perfection or nonperfection, of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "NY UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

         "PERFECTION CERTIFICATE" means the certificate, substantially in the form attached hereto as Exhibit A, signed by an authorized officer of the Borrower and delivered to the Administrative Agent.

         "PERFECTION DOCUMENTS" shall have the meaning set forth in Section
3.01.

         "SECURITIES ACT" shall have the meaning set forth in Section 9.02(c).

         "SECURITY INTEREST" means the security interest and liens granted pursuant to Article 2 hereof as well as all other security interests created or assigned as additional security for the Obligations pursuant to this Agreement.

         "UNIFORM COMMERCIAL CODE" means, in reference to any jurisdiction, the Uniform Commercial Code as adopted and in effect in such jurisdiction, as it may be amended from time to time.

         1.03 Terms Defined in NY UCC. For purposes of this Agreement, the terms for which definitions are supplied by the NY UCC include, without limitation, those set forth below. Term and section references contained herein are provided for convenience only, and the omission of any term from following list is not intended to mean that the applicable NY UCC definition does not apply to such omitted term.

                  "ACCESSION"                             Section 9-102(a)(1)
                  "ACCOUNT"                               Section 9-102(a)(2)

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
                  "ACCOUNT DEBTOR"                        Section 9-102(a)(3)
                  "CERTIFICATED SECURITY"                 Section 8-102(a)(4)
                  "CONFIRMER"                             Section 5-102(a)(4)
                  "CHATTEL PAPER"                         Section 9-102(a)(11)
                  "COMMERCIAL TORT CLAIM"                 Section 9-102(a)(13)
                  "COMMODITY INTERMEDIARY                 Section 9-102(a)(17)
                  "DEPOSIT ACCOUNT"                       Section 9-102(a)(29)
                  "DOCUMENT"                              Section 9-102(a)(30)
                  "ELECTRONIC CHATTEL PAPER"              Section 9-102(a)(31)
                  "ENTITLEMENT HOLDER"                    Section 8-102(a)(7)
                  "ENTITLEMENT ORDER"                     Section 8-102(a)(8)
                  "EQUIPMENT"                             Section 9-102(a)(33)
                  "FILING OFFICE"                         Section 9-102(a)(37)
                  "FINANCIAL ASSET"                       Section 8-102(a)(9)
                  "FINANCING STATEMENT"                   Section 9-102(a)(39)
                  "FIXTURE FILING"                        Section 9-102(a)(40)
                  "GENERAL INTANGIBLE"                    Section 9-102(a)(42)
                  "GOODS"                                 Section 9-102(a)(44)
                  "INSTRUMENT(S)"                         Section 9-102(a)(47)
                  "INVENTORY"                             Section 9-102(a)(48)
                  "INVESTMENT PROPERTY"                   Section 9-102(a)(49)
                  "ISSUER"                                Section 8-201
                  "LETTER-OF-CREDIT RIGHT"                Section 9-102(a)(51)
                  "PAYMENT INTANGIBLE"                    Section 9-102(a)(61)
                  "PROCEEDS"                              Section 9-102(a)(64)
                  "SECURITIES INTERMEDIARY"               Section 8-102(a)(14)
                  "SECURITY"                              Section 8-102(a)(15)
                  "SUPPORTING OBLIGATION"                 Section 9-102(a)(77)
                  "TANGIBLE CHATTEL PAPER"                Section 9-102(a)(78)
                  "UNCERTIFICATED SECURITY"               Section 8-102(a)(18)

         1.04  Matters of Interpretation and Construction.

                  (a) The language of this Agreement, having been negotiated by the parties hereto, shall not be construed against any party hereto by reason of the extent to which such party or its counsel participated in the drafting hereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof.

                  (b) Use of the singular shall be deemed to include the plural and use of the plural shall be deemed to include the singular. Use of any gender shall be deemed to include all other genders.

                  (c) A reference to any law, agreement or other document includes any amendment or modification to such law, agreement or document.

                  (d) A reference to any Person includes its successors and permitted assigns.

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
                  (e) Unless the context clearly requires otherwise, reference to a particular "Article" or "Section" refers to the corresponding article or section of this Agreement.

                  (f) Unless the context clearly requires otherwise, use of the word "including" shall mean "including, without limitation".

ARTICLE 2. GRANT OF SECURITY INTEREST. The Borrower hereby grants to the Administrative Agent for the benefit of the Administrative Agent and the Banks, to secure the full, punctual and unconditional payment and performance of the Obligations, a security interest in all of the Borrower 's right, title and interest in and to the following properties, assets and rights of the Borrower, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds and products thereof (all of the same being hereinafter called the "COLLATERAL"):

         all personal and fixture property of every kind and nature including without limitation all Goods (including Inventory, Equipment and any Accessions thereto), Instruments (including promissory notes), Documents, Accounts, Chattel Paper (whether Tangible Chattel Paper or Electronic Chattel Paper), Deposit Accounts (other than payroll accounts and other accounts containing property held by the Borrower in trust for others), Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing), Commercial Tort Claims, Securities and all other Investment Property, Supporting Obligations, any other contract rights or rights to the payment of money, all sums payable under any policy of insurance (including without limitation, any return for premiums), tort claims, and all General Intangibles (including all Payment Intangibles).

The Administrative Agent acknowledges that the attachment of its security interest in any Commercial Tort Claim is subject to the Borrower's compliance with Section 8.22(g). The Borrower agrees that the security interest herein granted has attached and shall continue until (i) the Obligations have been paid, performed and discharged in full and (ii) the Banks are no longer committed to extend any credit to the Borrower under the Loan Agreement or any other Loan Document. The security interest is granted as security only and shall not subject the Administrative Agent or the Banks to, transfer to the Administrative Agent or the Banks, or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith. Except during the existence of an Event of Default, the Borrower shall retain the right to vote any of the Investment Property constituting Collateral in a manner not inconsistent with the terms of this Agreement and the Loan Agreement.

ARTICLE 3.  DELIVERY AND FILING OF FINANCING STATEMENTS.

         3.01 Delivery of Perfection Documents. Upon the execution of this Agreement, and from time to time thereafter, the Borrower shall deliver to the Administrative Agent such Financing Statements, documentation, notices, and assignments, including assignments under the Assignment of Claims Act of 1940, as amended (collectively, the

"PERFECTION DOCUMENTS"), as may be deemed necessary by the Administrative Agent to perfect the Security Interest in all Collateral.

         3.02 Authorization to File Financing Statements and Take Other Action. The Borrower hereby irrevocably authorizes the Administrative Agent at any time and from time to time to sign (if required) and file in any appropriate Filing Office, wherever located, any Financing Statement that (a) describes the Collateral (i) as all assets of the Borrower or words of similar effect, regardless of whether any particular assets comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of such jurisdiction, or (ii) as being of any equal or lesser scope or with greater detail and (b) contains any other information required by Part 5 of Article 9 of the Uniform Commercial Code of the applicable jurisdiction for the sufficiency or Filing Office acceptance of any Financing Statement, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower also authorizes the Administrative Agent to file a copy of this Agreement in lieu of a Financing Statement, and to take any and all actions required by any earlier versions of the Uniform Commercial Code or by any other applicable law. The Borrower shall provide the Administrative Agent with any information the Administrative Agent shall reasonably request in connection with any of the foregoing.

ARTICLE 4.  [INTENTIONALLY OMITTED.]

ARTICLE 5.  [INTENTIONALLY OMITTED.]

ARTICLE 6.  [INTENTIONALLY OMITTED.]

ARTICLE 7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Banks as follows, each such representation and warranty to continue in full force so long as this Agreement remains in effect:

         7.01 Accuracy of Perfection Certificate. The Borrower has delivered a Perfection Certificate to the Administrative Agent on the date hereof, which is hereby incorporated by reference as if fully set forth herein. All of the information set forth in such Perfection Certificate is true and correct in all material respects. The Borrower has not failed to disclose in the Perfection Certificate any information necessary for the information contained in the Perfection Certificate not to be misleading in any material respect.

         7.02 Ownership of Collateral; Absence of Liens and Restrictions. The Borrower is, and in the case of property acquired after the date hereof, will be, the sole legal and equitable owner of the Collateral purported to be owned by it, holding good title to the same free and clear of all Encumbrances except for the Security Interest, Encumbrances specifically permitted under the terms of the Loan Agreement and liens set forth in Schedule 4.01 to the Patent and Trademark Security Agreement, and has good right and legal authority to pledge, sell, assign, deliver, and create the Security Interest in such Collateral in the manner herein contemplated. The Collateral is genuine and is what it is purported to be. The Collateral is not subject to any restriction that would prohibit or restrict the assignment, delivery or creation of the Security Interest.

         7.03 First Priority Security Interest. This Agreement creates a valid and continuing lien on and security interest in the Collateral. Upon the filing of a Financing Statement in the appropriate Filing Office for the location of the Borrower listed in the Borrower's Perfection Certificate, the Security Interest will be perfected (except to the extent a security interest may not be perfected by filing under the Uniform Commercial Code), prior to all other Encumbrances, and will be enforceable as such against creditors of the Borrower, any owner of the real property where any of the Collateral is located, any purchaser of such real property and any present or future creditor obtaining a lien on such real property.

         7.04 No Conflicts. Neither the Borrower nor any of its predecessors has performed any act or is bound by any agreement which might prevent the Administrative Agent from enforcing the Security Interest or any of the terms of this Agreement, or which would limit the Administrative Agent in any such enforcement. Except as specifically disclosed in the Perfection Certificate, no Financing Statement or other document evidencing a lien that names the Borrower as debtor is on file in any jurisdiction and the Borrower has not signed any document or agreement authorizing the filing of any such Financing Statement or document.

         7.05 Accounts. Each Account constituting Collateral (i) is and will be a true and correct statement of the actual Indebtedness incurred by each Account Debtor with respect thereto, (ii) arises and will arise out of or in connection with the sale or lease of Goods or for the rendering of services by the Borrower to each Account Debtor, and (iii) is and shall be a valid, legal and binding obligation of the party purported to be obligated thereon, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally, or general equitable principles (whether in a proceeding at law or in equity) and, to the Borrower's knowledge, free of material setoffs, defenses or counterclaims.

         7.06 Inventory. All Inventory constituting Collateral at any time is and will be genuine and salable in the ordinary course of the Borrower's business other than an immaterial amount of Inventory that is obsolete, damaged or defective. None of the Inventory has been or will be produced in violation of the Fair Labor Standards Act of 1938, as amended, or any other law.

         7.07 Notes and Other Instruments. Pursuant to the terms of this Agreement, the Borrower has endorsed, assigned and delivered to the Administrative Agent all promissory notes and other Instruments pledged hereunder. Regardless of the form of such endorsement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto.

         7.08 No Authorization. No authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required for (i) the grant of the Security Interest, (ii) the execution, delivery or performance of this Agreement by the Borrower or (iii) the perfection of the Security Interest or the exercise by the Administrative Agent of its rights and remedies hereunder, other than (a) the filing of Financing Statements under the Uniform Commercial Code, (b) the filing of UCC-3 termination statements executed by the administrative agent of the institutional lenders of Barnes & Noble under its existing revolving credit facility, and the recordation of similar terminations with the United States Patent and Trademark Office, and (c) such other filings as have already been made.

         7.09 Validity of Collateral. The Borrower has no knowledge of any fact that would impair the validity or make uncollectible any material amount of the Collateral that is Accounts, Chattel Paper, Payment Intangibles, General Intangibles, contract rights, Documents or Instruments, and to the best of the Borrower's knowledge, each obligor liable on such Collateral has and will have the capacity to contract.

ARTICLE 8. COVENANTS. The Borrower hereby covenants with the Administrative Agent and the Banks that, so long as this Agreement remains in effect:

         8.01 Perfection Certificate. The Borrower will supplement the Perfection Certificate promptly upon learning of (i) the inaccuracy of any of the information provided therein or (ii) the existence of any information that is necessary for the information contained therein not to be misleading or incomplete in any material respect.

         8.02 Changes Relating to Borrower. The Borrower will not change its name, identity or organizational structure, nature or jurisdiction of organization, or place where its business records and records relating to the Collateral are kept, or move any tangible Collateral (other than Investment Property) to a location other than those set forth in the Perfection Certificate, or merge into or consolidate with any other Person, without prior notice to the Administrative Agent. With respect to any such proposed event, the Borrower shall provide the Administrative Agent at least 30 days' prior written notice thereof and the Borrower shall deliver to the Administrative Agent such new Financing Statements or other documentation as may be necessary or required by the Administrative Agent to ensure the continued perfection and priority of the Security Interest. Promptly after the consummation of any of the foregoing changes or any merger or consolidation (each, a "CHANGE"), the Borrower shall deliver to the Administrative Agent copies of its amended organizational documents, if any, certified by the Secretary of State (or equivalent) of its state of organization evidencing the Change.

         8.03 Protection and Defense of Security Interest; Sales and Encumbrances. The Borrower shall take all steps that are necessary and prudent to protect the Security Interest in the Collateral, and shall defend the Security Interest of the Administrative Agent in the Collateral against the competing claims and demands of all other Persons. The Borrower will not sell, grant, lease, assign or transfer any interest in, or permit to exist any lien, security interest or other Encumbrance on, any of the Collateral, except the Security Interest and as specifically permitted by the Loan Agreement.

         8.04 Books and Records; Notice of Security Interest. The Borrower shall keep complete and accurate books and records relating to the Collateral at its chief executive office as listed on the Perfection Certificate, and will not remove the same from such location without prior notice to the Administrative Agent in accordance with Section 8.02. Upon the request of the Administrative Agent, the Borrower shall stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably request in order to reflect the Security Interest including, without limitation, notation of the Security Interest on any certificates of title or other evidence of ownership outstanding with respect to the Collateral and the posting of notices thereof upon the Collateral or in and about designated areas where the Collateral may be used, stored or kept, from time to time. The Borrower will allow the Administrative Agent or its designees access at any reasonable time and from time to time during the Borrower's regular business hours upon reasonable notice (and at all times during the continuance of an Event of Default) to examine, inspect and make extracts from or copies of the Borrower's books and records, inspect the Collateral and, during the continuance of an Event of Default, arrange for verification of Accounts constituting Collateral directly with any Account Debtors or by other methods or for other purposes as the Administrative Agent may reasonably require.

         8.05 Collection and Delivery of Proceeds. The Borrower will diligently collect all of its Accounts constituting Collateral until the Administrative Agent exercises its right to collect the Accounts pursuant to this Agreement during the continuance of an Event of Default. During the continuance of an Event of Default, all Proceeds of Accounts, Inventory and other Collateral received by the Borrower, regardless of the form of the Collateral or the manner of receipt, shall be held in trust for the Administrative Agent and the Banks, and the Borrower shall deliver said Proceeds as promptly as possible to the Administrative Agent, without commingling, in the identical form received (properly endorsed or assigned where required to enable the Administrative Agent to collect same), for application to the Obligations.

         8.06 Lockboxes. Upon request of the Administrative Agent during the continuance of an Event of Default, the Borrower will (i) enter into a lockbox arrangement satisfactory to the Administrative Agent with one or more financial institutions (which may include the Banks) deemed acceptable by the Administrative Agent for the collection of Proceeds and direct all of its Account Debtors to make all payments on Accounts to the lockboxes established thereunder, and/or (ii) maintain all its Deposit Accounts (other than payroll accounts) with the Administrative Agent or at another financial institution which has agreed to accept drafts drawn on it by the Administrative Agent under a written depository transfer agreement or other arrangement with the Administrative Agent and to block such Deposit Accounts and waive such institution's own rights as against such Deposit Accounts, and deposit all Proceeds of Collateral (including the Proceeds received in such lockboxes) into such Deposit Accounts. The Borrower shall pay all fees, costs and expenses associated with the establishment and maintenance of such lockboxes and Deposit Accounts.

         8.07 Notification of Account Borrowers. During the continuance of an Event of Default, the Administrative Agent may, and at the request of the Administrative Agent, the Borrower shall, notify Account Debtors of the Security Interest in any Account and that payment thereof is to be made directly to the Administrative Agent for application to the Obligations.

         8.08 Information regarding Inventory. Whenever reasonably requested by the Administrative Agent (but, unless an Event of Default shall have occurred and be continuing, no more frequently than annually), the Borrower shall prepare a physical listing of all Inventory, and shall furnish to the Administrative Agent a report (certified by an authorized officer of the Borrower to be true, correct and complete) of such physical listing, such report to be in such form and with such specificity as may be reasonably requested by the Administrative Agent.

         8.09 Insurance. The Borrower will maintain insurance on the Collateral as required by the Loan Agreement or other Loan Documents.

         8.10 Maintenance and Use; Payment of Taxes. The Borrower will maintain, preserve, protect and keep the Collateral in good condition and repair (ordinary wear and tear excepted) and prevent any waste or unusual or unreasonable depreciation thereof; will not use the same in violation of law or any policy of insurance thereon, and will pay promptly when due all taxes and assessments on such Collateral or on its use or operation, except as otherwise permitted by the Loan Agreement. The Borrower hereby grants to the Administrative Agent, for a term commencing on the date on which the Obligations are accelerated under
Section 7.2 of the Loan Agreement and continuing so long as any of the Obligations remain outstanding, at a rental of $1.00 for such entire term, the receipt and sufficiency of which are hereby acknowledged, the right to the use of all premises or places of business which the Borrower now or hereafter may have and where any Collateral may be located for the sole purpose of exercising its rights against the Collateral, except, in the case of leased premises, to the extent such a grant is prohibited by the terms of the applicable lease. With respect to any such leased premises, the Borrower hereby agrees that the Administrative Agent shall not owe to the Borrower any rent attributable to the Administrative Agent's use of such leased premises while exercising its right under this Agreement.

         8.11 General Intangibles. The Borrower will apply for, and diligently pursue applications for, registration of its ownership of the General Intangibles constituting Collateral for which registration is appropriate, and will use such other reasonable measures as are appropriate to preserve its rights in its other General Intangibles constituting Collateral, except that the Borrower may abandon such rights as could not reasonably be expected to materially adversely affect the value of such General Intangibles. The Borrower will, at the request of the Administrative Agent, retain current copies of all materials created by or furnished to the Borrower on which is recorded then-current information about any computer programs or data bases that the Borrower has developed or otherwise has the right to use from time to time. Such materials shall include, without limitation, magnetic or other computer media on which object, source or other code is recorded and documentation of those computer programs or data bases, in the nature of listing printouts, narrative descriptions, flow diagrams and similar items. The Borrower will, at the reasonable request of the Administrative Agent, deliver a set of such copies to the Administrative Agent for safekeeping and retention or transfer in the event of foreclosure.

         8.12 Investment Property. If the Borrower shall at any time hold or acquire any Certificated Securities, the Borrower shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify, all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral. If any Securities now held or hereafter acquired by the Borrower are Uncertificated Securities and are issued to the Borrower or its nominee directly by the Issuer thereof, the Borrower shall promptly notify the Administrative Agent thereof and, at the Administrative Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause the Issuer to agree to comply with instructions from the Administrative Agent as to such Securities, without further consent of the Borrower or such nominee, or (ii) arrange for the Administrative Agent to become the registered owner of the Securities. If the Borrower, as registered holder of Investment Property, receives any stock certificate, option or right, or other distribution, whether as an addition to, in substitution of, or in exchange for, such Investment Property, or otherwise, the Borrower agrees to accept the same in trust for the Administrative Agent and the Banks and, upon the occurrence and continuance of an Event of Default, to forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify, to be held by the Administrative Agent as Collateral. If any Securities, whether Certificated Securities or Uncertificated Securities, or other Investment Property now held or hereafter acquired by the Borrower are held by the Borrower or its nominee through a Securities Intermediary or Commodity Intermediary, the Borrower shall promptly notify the Administrative Agent thereof and, at the Administrative Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply with Entitlement Orders or other instructions from the Administrative Agent to such Securities Intermediary as to such Securities or other Investment Property or, as the case may be, to apply any value distributed on account of any commodity contract as directed by the Administrative Agent to such Commodity Intermediary, in each case without further consent of the Borrower or such nominee, or (ii) in the case of Financial Assets or other Investment Property held through a Securities Intermediary, arrange for the Administrative Agent to become the Entitlement Holder with respect to such Investment Property. The Administrative Agent agrees with the Borrower that, under this Section 8.12, the Administrative Agent shall not give any such entitlement orders or instructions or directions to any such Issuer, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Borrower, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment or withdrawal rights not otherwise permitted by the Loan Agreement, would occur. In addition, so long as no Event of Default shall have occurred and be continuing, (i) the Borrower shall have the right to exercise all voting, consensual and other powers or ownership pertaining to the Securities for all purposes not inconsistent with the terms of this Agreement, the Loan Agreement or any other instrument or agreement referred to herein or therein; and the Administrative Agent shall execute and deliver or cause to be executed and delivered to the Borrower all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the rights and powers which it is entitled to exercise pursuant hereto, and (ii) the Borrower shall be entitled to receive and retain any dividends or other distributions on the Securities.

         8.13 Deposit Accounts. The Borrower shall take all actions necessary or requested by the Administrative Agent to maintain, preserve or protect the rights and interest of the Administrative Agent with respect to all cash deposits of the Borrower (other than payroll accounts) and all other Proceeds of Collateral. The Borrower shall not open or maintain any Deposit Account or other bank account (other than payroll accounts) unless the Borrower shall either (a) cause the depositary bank to agree to comply at any time with instructions from the Administrative Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account or other bank account, without further consent of the Borrower, or (b) arrange for the Administrative Agent to become the customer of the depositary bank with respect to the Deposit Account or other bank account, with the Borrower being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw funds from such Deposit Account or other bank account; provided, however, the rights of the Administrative Agent contained in clauses (a) and (b) above shall only be exercisable during the continuance of an Event of Default and the restrictions on the Borrower contained in clause (b) above shall only be applicable during the continuance of an Event of Default. The provisions of this section shall not apply to (i) any Deposit Account for which the Borrower, the depositary bank and the Administrative Agent have specifically negotiated and entered into a cash collateral agreement, (ii) Deposit Accounts for which the Administrative Agent or any of the Banks is the depositary bank or (iii) payroll accounts.

         8.14 Letters of Credit Rights. For each letter of credit at any time issued to the Borrower as beneficiary thereunder, the Borrower shall notify the Administrative Agent thereof and, at the option and request of the Administrative Agent, the Borrower shall, pursuant to an agreement in form and substance satisfactory to the Administrative Agent, either (i) arrange for the issuer and any Confirmer of such letter of credit to consent to an assignment to the Administrative Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Administrative Agent to become the transferee beneficiary of the letter of credit, with the Administrative Agent agreeing, in each case, that at any time in which an Event of Default is not continuing, the Administrative Agent shall remit the proceeds of any such drawing to the Borrower and, during the continuance of an Event of Default, the proceeds of any such drawing are to be held by the Administrative Agent as Collateral pursuant to this Agreement.

         8.15 Electronic Chattel Paper and Transferable Records. If the Borrower at any time holds or acquires an interest in any Electronic Chattel Paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any jurisdiction applicable to the Borrower, the Borrower shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control under Section 9-105 of the Uniform Commercial Code of such Electronic Chattel Paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, of such transferable record. The Administrative Agent agrees with the Borrower that the Administrative Agent will arrange, pursuant to procedures satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent's loss of control, for the Borrower to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transaction Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Borrower with respect to such electronic chattel paper or transferable record.

         8.16 Bailments, Etc. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Borrower's agents, the Borrower shall promptly notify the Administrative Agent thereof and, upon request of the Administrative Agent, (i) notify such warehouseman, bailee or agent of the Security Interest and instruct such warehouseman, bailee or agent to hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions, (ii) obtain from such warehouseman, bailee or agent a written acknowledgment that such Person holds possession of the Collateral for the Administrative Agent 's benefit and shall act upon the Administrative Agent's instructions with respect to such Collateral without the further consent of the Borrower, (iii) deliver any negotiable warehouse receipt, bill of lading or other document of title issued with regard to the Collateral to the Administrative Agent appropriately endorsed to the Administrative Agent's order, and/or (iv) arrange for the issuance in the name of the Administrative Agent, in form reasonably satisfactory to the Administrative Agent, any nonnegotiable document of title covering such Collateral. The Administrative Agent agrees with the Borrower that the Administrative Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Borrower with respect to such warehouseman, bailee or agent.

         8.17 Assignment of Claims Act. If at any time any Accounts of the Borrower arise from contracts with the United States of America or any department, agency or instrumentality thereof, the Borrower will promptly notify the Administrative Agent thereof and shall execute all assignments and take all steps reasonably requested by the Administrative Agent in order that all monies due and to become due thereunder will be assigned and paid to the Administrative Agent and notice thereof given to the federal authorities under the Assignment of Claims Act of 1940.

         8.18 Tangible Chattel Paper, Notes and Other Instruments. If at any time any amount payable under or in connection with any of the Collateral is evidenced by any Tangible Chattel Paper, promissory note, trade acceptances or other Instrument, the Borrower shall promptly deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

         8.19 Assembly of Collateral. Following the occurrence and during the continuance of an Event of Default, the Borrower will, upon demand, assemble the Collateral and make it available to the Administrative Agent at a place and time designated by the Administrative Agent that is reasonably convenient to both parties.

         8.20 Further Assurances. Upon the reasonable request of the Administrative Agent, and at the sole expense of the Borrower, the Borrower will promptly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing of any Financing Statement, or notice under the Uniform Commercial Code or other applicable law, execution of assignments or mortgages of General Intangibles, delivery of appropriate stock or bond powers, and transfer of Collateral (other than Inventory, Accounts, General Intangibles and Equipment) to the Administrative Agent's possession. The Borrower shall also take all actions reasonably requested by the Administrative Agent in order to insure the continued perfection and priority of the Security Interest in any of the Collateral and the preservation of the rights of the Administrative Agent therein.

         8.21 Notices and Reports Pertaining to Collateral. In addition to any other notice or reporting requirement imposed on the Borrower under this Agreement, the Borrower will, with respect to the Collateral:

                  (a) promptly furnish to the Administrative Agent, from time to time upon reasonable request, reports in form and detail reasonably satisfactory to the Administrative Agent;

                  (b) promptly notify the Administrative Agent of any Encumbrance (except Encumbrances specifically permitted under the Loan Agreement) asserted against the Collateral, including any attachment, levy, execution or other legal process levied against any of the Collateral, and of any information received by the Borrower relating to the Collateral, including the Accounts, the Account Debtors, or other Persons obligated in connection therewith, that may in any way materially adversely affect the value of the Collateral or the rights and remedies of the Administrative Agent with respect thereto, and reimburse the Administrative Agent and the Banks for any expenses they may reasonably incur in satisfying any of the foregoing;

                  (c) promptly notify the Administrative Agent when it obtains knowledge of actual or imminent bankruptcy or other insolvency proceeding of any material Account Debtor or Issuer of Investment Property;

                  (d) promptly deliver to the Administrative Agent, as the Administrative Agent may from time to time reasonably request, originals of all schedules, lists, invoices, delivery receipts, customers' purchase orders, documents of the shipping instructions, bills of lading and any other evidence of shipping arrangements, receipts, writings and other items relating to the Collateral;

                  (e) promptly notify the Administrative Agent of any material return or adjustment, rejection, repossession, or loss or damage of or to merchandise represented by Accounts or constituting Inventory and of any material credit, adjustment or dispute arising in connection with the goods or services represented by Accounts or constituting Inventory;

                  (f) promptly after the application by the Borrower for registration of any General Intangibles, as contemplated in Section 8.12, notify the Administrative Agent thereof;

                  (g) promptly upon acquiring any Commercial Tort Claim, notify the Administrative Agent in a writing signed by the Borrower, of the details thereof and grant to the Administrative Agent, for the benefit of the Administrative Agent and the Banks, in such writing a security interest therein and in all the Proceeds thereof, such writing to be in form and substance reasonably satisfactory to the Administrative Agent; and

                  (h) promptly notify the Administrative Agent in the event of a material loss or damage to the Collateral, if such loss or damage is not covered by insurance, of any reclamation or repossession of or any action by a creditor to reclaim or repossess any material asset(s) of the Borrower, of any material adverse change in the Collateral, and of any other occurrence that may materially adversely affect the Security Interest of the Administrative Agent in the Collateral.


ARTICLE 9.  RIGHTS AND REMEDIES OF THE ADMINISTRATIVE AGENT.

         9.01 Rights and Remedies Generally. Following the occurrence and during the continuance of an Event of Default, in addition to the rights and remedies of a secured party under the NY UCC and the Uniform Commercial Code in effect in any other jurisdiction in which enforcement of the rights of the Administrative Agent is sought, the Administrative Agent may take any or all of the following actions:

                  (a) The Administrative Agent may, at its option, without notice or demand, cause all of the Obligations to become immediately due and payable and take immediate possession of the Collateral, and for that purpose the Administrative Agent may, so far as the Borrower can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of the Administrative Agent.

                  (b) The Administrative Agent may collect and receive all income and Proceeds in respect of any Collateral and exercise all rights of the Borrower with respect thereto, including without limitation the right to exercise all voting and corporate rights at any meeting of the shareholders of the Issuer of any Investment Property and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Investment Property as if the Administrative Agent was the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, all without liability except to account for property actually received (but the Administrative Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing).

                  (c) The Administrative Agent may, upon such notice as is required by Section 9.02 or by applicable statute, sell, lease or otherwise dispose of any Collateral at a public or private sale, with or without having such Collateral at the place of sale, and upon such terms and in such manner as the Administrative Agent may determine, and the Administrative Agent may purchase any Collateral at any such sale. The Borrower agrees that upon any such sale the Collateral sold shall be held by the purchaser free from all claims or rights of every kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by the Borrower. In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, the Borrower agrees to execute all applications or other instruments as may be required.

                  (d) With respect to any Collateral consisting of Accounts, the Administrative Agent may (i) demand, collect, and receive any amounts relating thereto, as the Administrative Agent may determine; (ii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof, (iii) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Administrative Agent may reasonably deem appropriate; (iv) receive, open and dispose of mail addressed to the Borrower and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of the Borrower; and (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes.

                  (e) With respect to any Collateral consisting of Equipment or Inventory, the Administrative Agent may (i) make, adjust and settle claims under any insurance policy related thereto and place and pay for appropriate insurance thereon; (ii) discharge taxes and other Encumbrances at any time levied or placed thereon;
(iii) make repairs or provide maintenance with respect thereto; and (iv) pay any necessary filing fees and any taxes arising as a consequence of any such filing. The Administrative Agent shall have no obligation to make any such expenditures nor shall the making thereof relieve the Borrower of its obligation to make such expenditures.

                  (f) With respect to any Collateral consisting of Investment Property, the Administrative Agent may (i) transfer such Collateral at any time to itself, or to its nominee, and receive the income thereon and hold the same as Collateral hereunder or apply it to the Obligations; and (ii) demand, sue for, collect or make any compromise or settlement it deems desirable.

                  (g) The Administrative Agent may perform any covenant or agreement of the Borrower contained herein that the Borrower has failed to perform and in so doing the Administrative Agent may expend such sums as it may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes or insurance premiums, payment to obtain a release of an Encumbrance or potential Encumbrance, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of any Collateral or which it may be compelled to make by operation of law. All such sums and amounts so expended shall be repaid by the Borrower upon demand, shall constitute additional Obligations and shall bear interest from the date said amounts are expended at the rate per annum provided in the Loan Agreement to be paid on Base Rate Loans after the occurrence of an Event of Default. No such performance of any covenant or agreement by the Administrative Agent on behalf of the Borrower, and no such advance or expenditure therefor, shall relieve the Borrower of any Event of Default.

                  (h) The Administrative Agent may retain and apply the Proceeds of any disposition of Collateral, first, to the payment of its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including reasonable attorneys' fees and other legal expenses incurred by it in connection therewith; and second, to the payment of the Obligations in such order of priority as the Banks shall determine. Any surplus remaining after such application shall be paid to the Borrower or to whomever may be legally entitled thereto, provided that in no event shall the Borrower be credited with any part of the Proceeds of the disposition of the Collateral until such Proceeds shall have been received in cash by the Banks. The Borrower shall remain liable for any deficiency.

         9.02     Disposition of Collateral.

                  (a) Prior to any disposition of Collateral pursuant to this Agreement, the Administrative Agent may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as to make it saleable. Unless such Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Administrative Agent shall send to the Borrower prior written notice (which, if given within ten (10) Business Days of any sale, shall be deemed to be reasonable) of the time and place of any public sale of such Collateral or of the time after which any private sale or other disposition thereof is to be made.

                  (b) The Borrower hereby grants to the Administrative Agent, effective upon acceleration of the Obligations under Section 7.2 of the Loan Agreement, a license or other right to use, without charge, the Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, relating to the Collateral, in completing production of , advertising for sale and selling any Collateral; and the Borrower's rights under all licenses and all franchise agreements shall inure to the Administrative Agent's benefit.

                  (c) The Borrower recognizes (i) that the Administrative Agent may be unable to effect a public sale of all or a part of the Investment Property by reason of certain prohibitions contained in the Securities Act of 1933 (as amended from time to time, the "SECURITIES ACT") or the Securities laws of various states (the "BLUE SKY LAWS"), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof, (ii) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Investment Property were sold at public sales, (iii) that neither the Administrative Agent nor the Banks has any obligation to delay sale of any of the Investment Property for the period of time necessary to permit the Investment Property to be registered for public sale under the Securities Act or the Blue Sky Laws, and (iv) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

         9.03 Appointment as Attorney-in-Fact. The Borrower hereby appoints the Administrative Agent and the Administrative Agent's designees or agents as attorney-in-fact of the Borrower, irrevocably and with power of substitution, with full authority in the name of the Borrower, for sole use and benefit of the Banks, but at the Borrower's expense, so long as an Event of Default is continuing, to take any and all of the actions specified above in this section and elsewhere in this Agreement. This power of attorney is coupled with an interest and shall be irrevocable for so long as any of the Obligations remain outstanding.

         9.04 Duties regarding Collateral. Except as otherwise provided herein, and as may be mandated by applicable law despite an agreement by the Borrower and the Administrative Agent to the contrary, the Administrative Agent shall have no duty as to the collection or protection of any Collateral nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any Collateral in its possession.

         9.05 Destruction of Documents and Records. The Borrower authorizes the Administrative Agent and the Banks to destroy all invoices, delivery receipts, reports and other types of documents and records delivered to the Administrative Agent and/or the

Banks in connection with the transactions contemplated herein at any time subsequent to 12 months following such delivery.

ARTICLE 10. SET-OFF. Any deposits, balances or other sums credited by or due from any Bank or any of its branch or affiliate offices to the Borrower may, at any time and from time to time upon the occurrence and during the continuance of an Event of Default, without demand or notice (any such demand or notice being expressly waived hereby) and to the fullest extent permitted by law and without regard to any source of payment whatsoever, be set off, appropriated, and applied against Obligations on which the Borrower is liable, and advice thereof shall thereafter be given to the Borrower 's chief financial officer.

ARTICLE 11. WAIVERS. To the extent permitted by applicable law, the Borrower irrevocably waives (i) presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, Collateral received or delivered and any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Borrower under this Agreement or any other document evidencing the Obligations and (ii) to the full extent permitted by law, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale or disposition of any of the Collateral. To the extent that it lawfully may do so, the Borrower hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the rights of the Administrative Agent or the Banks under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so the Borrower hereby irrevocably waives the benefits of all such laws. With respect to both the Obligations and any Collateral, the Borrower assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or Person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Administrative Agent may deem advisable. The Administrative Agent may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Obligations. The Administrative Agent and the Banks shall not be deemed to have waived any of their rights with respect to the Obligations or the Collateral unless such waiver is in writing and signed by the Administrative Agent and the Banks. No delay or omission on the part of the Administrative Agent or the Banks in exercising any right and no course of dealing shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Administrative Agent and the Banks with the respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

ARTICLE 12. INDEMNIFICATION AND EXPENSES. The Borrower agrees to indemnify and hold the Administrative Agent and the Banks, and their respective officers, directors, trustees, agents, servants and employees (each, an "INDEMNIFIED PARTY") harmless from and against any taxes, liabilities, claims and damages, including reasonable attorneys' fees and disbursements, and other reasonable expenses incurred or arising by reason of the taking or the failure to take action by the Indemnified Party under this Agreement and in respect of any transactions effected in connection with this Agreement, except those arising from the gross negligence or willful misconduct of the Indemnified Party. The Borrower promises to reimburse the Administrative Agent and the Banks on demand for all reasonable out-of-pocket fees and disbursements (including all reasonable attorneys' fees and collateral evaluation costs) incurred or expended in protecting, preserving or enforcing the rights of the Administrative Agent and the Banks under or in respect of the Obligations or any of the Collateral. The amount of all such costs and expenses shall, from and after the third Business Day following demand therefor until paid, bear interest at the rate applicable to Base Rate Loans and shall be an Obligation secured by the Collateral.

ARTICLE 13. NOTICES. All notices, approvals, requests, demands and other communications hereunder expressly required by this Agreement to be in writing, to any party hereto shall be deemed to have been given when delivered in the manner provided in the Loan Agreement. Any notice, unless otherwise specified, may be given orally or in writing.

ARTICLE 14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and assigns, and shall be binding upon and inure to the benefit of and be enforceable by the Administrative Agent and its successors and assigns permitted under the Loan Agreement, whether or not an express assignment of rights hereunder is made; provided that the Borrower may not assign or transfer its rights or obligations hereunder. Without limiting the generality of the foregoing sentence, any Bank may, in the manner and to the extent set forth in the Loan Agreement, assign or otherwise transfer any Note or other document held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other Person, and such other Person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank under the terms of the Loan Documents.

ARTICLE 15. GOVERNING LAW. This Agreement shall be governed by, and interpreted and determined in accordance with, the laws of the State of New York (without regard to its principles relating to choice and conflicts of law).

ARTICLE 16. CONSENT TO JURISDICTION. THE BORROWER AND THE ADMINISTRATIVE AGENT EACH HEREBY CONSENTS TO THE JURISDICTION OF ANY OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK, NEW YORK IN CONNECTION WITH ANY ACTION TO ENFORCE THE RIGHTS OF THE ADMINISTRATIVE AGENT OR THE BANKS UNDER THIS AGREEMENT. THE BORROWER AND THE ADMINISTRATIVE AGENT EACH IRREVOCABLY

WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE EXERCISE OF JURISDICTION BY SAID COURTS IN CONNECTION WITH ANY SUCH ACTION AND AGREES NOT TO ASSERT IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

ARTICLE 17. WAIVER OF JURY TRIAL. THE BORROWER AND THE ADMINISTRATIVE AGENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, COUNTERCLAIM OR DEFENSE BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, THE BORROWER AND THE ADMINISTRATIVE AGENT EACH HEREBY WAIVES ANY RIGHTS WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT OR THE BANKS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR THE BANKS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT, IN ENTERING INTO THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THE BANKS OR THE ADMINISTRATIVE AGENT ARE A PARTY, THE BANKS AND THE ADMINISTRATIVE AGENT ARE RELYING UPON, AMONG OTHER THINGS, THE BORROWER'S WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

ARTICLE 18. CONTINUING OBLIGATIONS. The Borrower acknowledges that the Administrative Agent and the Banks, in determining to enter into the Loan Agreement, have relied upon the fact that the Security Interest granted herein constitutes the continuing and irrevocable agreement of the Borrower, and the Borrower agrees that its obligations hereunder may not be revoked in whole or in part. The obligations of the Borrower hereunder shall terminate when the commitment of the Banks to extend credit under the Loan Agreement shall have terminated and all of the Obligations have been paid in full in cash and discharged; provided, however, that:

                  (a) if a claim is made upon the Administrative Agent or the Banks at any time for repayment or recovery of any amounts or any property received by the Administrative Agent or the Banks from any source on account of any of the Borrower's Obligations and the Administrative Agent or the Banks repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Administrative Agent or the Banks) or

                  (b) if the Administrative Agent or the Banks become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Borrower shall remain obligated under this Agreement with respect to the amounts so repaid or property so returned and the amounts for which the Administrative Agent or the Banks become liable (such amounts being deemed part of the Obligations), and the Security Interest granted herein shall apply with full force and effect to such Obligations, to the same extent as if such amounts or property had never been received by the Administrative Agent or the Banks, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any such Obligations.

ARTICLE 19.  GENERAL.

         19.01 Amendment, Etc. This Agreement may not be amended, modified or supplemented except by a writing signed by the parties hereto.

         19.02 Counterparts. This Agreement and any amendment hereof may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument. All such counterparts shall together constitute one and the same agreement.

         19.03 Captions. Captions and headings in this Agreement are for convenience only and in no way define, limit, expand or describe the scope or intent of the provisions hereof.

         19.04 Survival. All representations, warranties, covenants and agreements contained in this Agreement, including without limitation the agreement of the Borrower to indemnify the Administrative Agent and the Banks set forth in Article 12, shall survive the execution and delivery of the Loan Documents and shall continue for so long as this Agreement shall remain in effect.

         19.05 Severability. If any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.


                            (signatures on next page)

         IN WITNESS WHEREOF, the Borrower has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

BORROWER:

GAMESTOP CORP.



By:
   -----------------------------------
   Name:
   Title:
   Hereunto Duly Authorized


Accepted as of the day and
year first above written.

ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK,
   as Administrative Agent


By:
   -----------------------------------
   Name:
   Title:
   Hereunto Duly Authorized

                                                                       Exhibit A

                             PERFECTION CERTIFICATE
                                       to
                               SECURITY AGREEMENT
                         dated as of __________ __, 2002
                                of GAMESTOP CORP.

         The undersigned, the Chief Financial Officer of GameStop Corp., a Delaware corporation (the "BORROWER"), does hereby certify to Fleet National Bank, as administrative agent for itself and each other Bank (as defined below) (the "ADMINISTRATIVE AGENT") under the terms of that certain Revolving Credit Agreement dated as of__________ __, 2002 (as it may be amended from time to time, the "LOAN AGREEMENT") by and among the Borrower, the lending institutions that are party thereto (collectively, the "BANKS"), and the Administrative Agent, with reference to that certain Security Agreement dated as of __________ __, 2002 (the "SECURITY AGREEMENT") by and between the Borrower and the Administrative Agent (capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Security Agreement), as follows:

SECTION 1.  NAMES.

(a) The exact corporate name of the Borrower as it appears on its organizational documents and its taxpayer identification number are as follows:

                  Name: GameStop Corp.

                  Tax Identification No.: _______________

(b) The following is a list of all other names (including trade names or similar appellations) used by the Borrower, or any other business or organization to which the Borrower became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any previous time:

(c)      The following is the type of organization of the Borrower: Corporation


(d)      The following is the jurisdiction of the Borrower's organization:


(e) The following is the Borrower's state issued organizational number (state "None" if the state does not issue such a number):

SECTION 2.  LOCATIONS.

(a) The chief executive office of the Borrower is located at the following address:

         Mailing Address                               County              State            Zip Code
         ---------------                               ------              -----            --------
         2250 William D. Tate Avenue                   ___________         Texas            76051
         Grapevine

(b) The following is a list of all other locations in the United States of America in which the Borrower maintains any books or records relating to any of the Collateral consisting of Accounts, Chattel Paper, General Intangibles or mobile goods:

         Currently:

         Street Address                                County                State          Zip Code


         Within the last four months, if different:

         Street Address                                County                State          Zip Code


(c) The following are all the other places of business of the Borrower in the United States of America:

         Currently:

         Street Address                                County                State          Zip Code


         Within the last four months, if different:

         Street Address                                County                State          Zip Code


(d) The following are all the other locations in the United States of America where any of the Collateral (other than Investment Property and any Deposit Accounts) is located:

         Currently:

         Street Address                                County                State          Zip Code


         Within the last four months, if different:

         Street Address                                County                State          Zip Code


(e) The following are the names and addresses of all persons or entities other than the Borrower, such as lessees, consignees, warehousemen or purchasers of chattel paper, that have possession or are intended to have possession of any of the Collateral consisting of chattel paper, Inventory or Equipment:

         Currently:

         Street Address                                County                State          Zip Code


         Within the last four months, if different:

         Street Address                                County                State          Zip Code


SECTION 3. FIXTURES. Set forth below is the information required by UCC Section 9-502(b) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded:

         Property Description:

         Recording Information:

SECTION 4. OTHER UCC FILINGS. Financing statements in favor of secured parties other than the Banks have been filed in the Uniform Commercial Code filing offices in the jurisdictions and real estate recording offices identified below:

      Filing No.           Date           Filing Office        Secured Party        Collateral



SECTION 5. SECURITIES. All Securities and other Investment Property owned by the Borrower are identified below:

      Issuer                         Securities Owned      Record Owner              Location



         IN WITNESS WHEREOF, I have hereunto signed my name as of this ___ day of __________, 200_.

                                        GAMESTOP CORP.


                                        By
                                           ------------------------------------
                                           Name:    David Carlson
                                           Title:   Chief Financial Officer
                                           Hereunto Duly Authorized